DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Strategic Income VIP

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Investment Advisor
Deutsche Investment Management Americas Inc.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2006.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Ohn Choe, CFA, Associate. Portfolio Manager of the fund. Joined the fund in 2011.

Darwei Kung, Vice President. Portfolio Manager of the fund. Joined the fund in 2011.

Subadvisor
QS Investors, LLC (QS Investors)

Portfolio Manager(s)

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Joined the fund in 2007.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors. Joined the fund in 2007.

Please Retain This Supplement for Future Reference.

February 1, 2011 PROSTKR-18